                                                                   Exhibit 10.16

================================================================================


                               CREDIT AGREEMENT


                         dated as of August 11, 2000,


               as Amended and Restated as of February 12, 2002,


                                    among


                           SHILOH INDUSTRIES, INC.,


                           The Lenders Party Hereto,


                             JPMORGAN CHASE BANK,
                           as Administrative Agent
                             and Collateral Agent


                        KEYBANK NATIONAL ASSOCIATION,
                             as Syndication Agent


                                      and


                             BANK ONE, MICHIGAN,
                            as Documentation Agent


                            ______________________

                         J.P. MORGAN SECURITIES INC.,
                       as Lead Arranger and Book Manager

================================================================================

                               TABLE OF CONTENTS



                                   ARTICLE I

                                  Definitions
                                  -----------

                                                                                                      Page
                                                                                                      ----
SECTION 1.01.  Defined Terms ........................................................................   1
               -------------
SECTION 1.02.  Classification of Loans and Borrowings ...............................................  21
               --------------------------------------
SECTION 1.03.  Interpretation; Terms Generally ......................................................  21
               -------------------------------
SECTION 1.04.  Accounting Terms; GAAP ...............................................................  22
               ----------------------

                                       ARTICLE II

                                       The Credits
                                       -----------

SECTION 2.01.  Commitments ..........................................................................  22
               -----------
SECTION 2.02.  Loans and Borrowings .................................................................  22
               --------------------
SECTION 2.03.  Requests for Borrowings ..............................................................  23
               -----------------------
SECTION 2.04.  Swingline Loans ......................................................................  24
               ---------------
SECTION 2.05.  Letters of Credit ....................................................................  25
               -----------------
SECTION 2.06.  Funding of Borrowings ................................................................  29
               ---------------------
SECTION 2.07.  Interest Elections ...................................................................  29
               ------------------
SECTION 2.08.  Termination and Reduction of Commitment ..............................................  31
               ---------------------------------------
SECTION 2.09.  Repayment of Loans; Evidence of Debt .................................................  31
               ------------------------------------
SECTION 2.10.  Prepayment of Loans ..................................................................  32
               -------------------
SECTION 2.11.  Fees .................................................................................  33
               ----
SECTION 2.12.  Interest .............................................................................  34
               --------
SECTION 2.13.  Alternate Rate of Interest ...........................................................  34
               --------------------------
SECTION 2.14.  Increased Costs ......................................................................  35
               ---------------
SECTION 2.15.  Break Funding Payments ...............................................................  36
               ----------------------
SECTION 2.16.  Taxes ................................................................................  36
               -----
SECTION 2.17.  Payments Generally; Pro Rata Treatment Sharing of Setoffs ............................  37
               ---------------------------------------------------------
SECTION 2.18.  Mitigation Obligations; Replacement of Lenders .......................................  39
               ----------------------------------------------

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

SECTION 3.01.  Organization; Powers .................................................................  40
               --------------------
SECTION 3.02.  Authorization; Enforceability ........................................................  40
               -----------------------------
SECTION 3.03.  Governmental Approvals; No Conflicts .................................................  40
               ---------------------------------------
SECTION 3.04.  Financial Condition; No Material Adverse Change ......................................  40
               -----------------------------------------------
SECTION 3.05.  Properties ...........................................................................  41
               ----------
SECTION 3.06.  Litigation and Environmental Matters .................................................  42
               ------------------------------------
SECTION 3.07.  Compliance with Laws and Agreements ..................................................  42
               -----------------------------------

SECTION 3.08. Investment and Holding Company Status..................................................  42
               ------------------------------------
SECTION 3.09. Taxes .................................................................................  42
              -----
SECTION 3.10. ERISA..................................................................................  42
              -----
SECTION 3.11. Disclosure.............................................................................  43
              ----------
SECTION 3.12. Subsidiaries...........................................................................  43
              ------------
SECTION 3.13. Insurance .............................................................................  43
              ---------
SECTION 3.14. Labor Matters..........................................................................  43
              -------------
SECTION 3.15. Solvency...............................................................................  43
              --------
SECTION 3.16. Senior Indebtedness....................................................................  44
              -------------------
SECTION 3.17. Security Documents.....................................................................  44
              ------------------
SECTION 3.18. Federal Reserve Regulations............................................................  45
              ---------------------------

                                                  ARTICLE IV

                                                  Conditions
                                                  ----------

SECTION 4.01. Closing Date...........................................................................  45
              ------------
SECTION 4.02. Each Credit Event......................................................................  46
              -----------------

                                                  ARTICLE V

                                            Affirmative Covenants
                                            ---------------------


SECTION 5.01. Financial Statements and Other Information.............................................  47
              ------------------------------------------
SECTION 5.02. Notices of Material Events.............................................................  48
              --------------------------
SECTION 5.03. Information Regarding Collateral.......................................................  49
              --------------------------------
SECTION 5.04. Existence; Conduct of Business.........................................................  49
              ------------------------------
SECTION 5.05. Payment of Obligations ................................................................  49
              ----------------------
SECTION 5.06. Maintenance of Properties..............................................................  50
              -------------------------
SECTION 5.07. Insurance..............................................................................  50
              ---------
SECTION 5.08. Casualty and Condemnation..............................................................  50
              -------------------------
SECTION 5.09. Books and Records; Inspection and Audit Rights.........................................  50
              ----------------------------------------------
SECTION 5.10. Compliance with Law ...................................................................  51
              -------------------
SECTION 5.11. Use of Proceeds and Letters of Credit..................................................  51
              -------------------------------------
SECTION 5.12. Additional Subsidiaries................................................................  51
              -----------------------
SECTION 5.13. Further Assurances ....................................................................  51
              ------------------
SECTION 5.14. Collateral Field Examination...........................................................  52
              ----------------------------
SECTION 5.15. Additional Cash Funding................................................................  52
              -----------------------
SECTION 5.16. Additional Capital Expenditures........................................................  52
              -------------------------------
SECTION 5.17. Deposit Accounts and Lockboxes; Security Agreement.....................................  52
              --------------------------------------------------

                                                  ARTICLE VI

                                              Negative Covenants
                                              ------------------

SECTION 6.01. Indebtedness: Certain Equity Securities................................................  53
              ---------------------------------------
SECTION 6.02. Liens..................................................................................  54
              -----
SECTION 6.03. Fundamental Changes....................................................................  55
              ------------------
SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions..............................  55
              ---------------------------------------------------------
SECTION 6.05. Asset Sales ...........................................................................  56
              -----------
SECTION 6.06. Sale and Leaseback Transactions........................................................  57
              -------------------------------
SECTION 6.07. Hedging Agreements.....................................................................  58
              ------------------
SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness..................................  58
              -----------------------------------------------------
SECTION 6.09. Transactions with Affiliates...........................................................  59
              ----------------------------

SECTION 6.10. Restrictive Agreements.................................................................  59
              ----------------------
SECTION 6.11. Amendment of Material Documents........................................................  59
              -------------------------------
SECTION 6.12. Minimum Consolidated EBITDA............................................................  60
              ---------------------------
SECTION 6.13. Minimum Coverage Ratio.................................................................  60
              ----------------------
SECTION 6.14. Senior Leverage Ratio..................................................................  61
              ---------------------
SECTION 6.15. Consolidated Tangible Net Worth........................................................  61
              -------------------------------
SECTION 6.16. Capital Expenditures...................................................................  62
              --------------------
SECTION 6.17. Designated Senior Indebtedness.........................................................  62
              ------------------------------

                                  ARTICLE VII

Events of Default ...................................................................................  63
-----------------

                                 ARTICLE VIII

The Administrative Agent.............................................................................  65
------------------------

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

SECTION 9.01. Notices................................................................................  67
              -------
SECTION 9.02. Waivers; Amendments....................................................................  68
              -------------------
SECTION 9.03. Expenses; Indemnity; Damage Waiver.....................................................  69
              ----------------------------------
SECTION 9.04. Successors and Assigns.................................................................  70
              ----------------------
SECTION 9.05. Survival...............................................................................  73
              --------
SECTION 9.06. Counterparts; Integration; Effectiveness...............................................  73
              ----------------------------------------
SECTION 9.07. Severability...........................................................................  74
              ------------
SECTION 9.08. Right of Setoff........................................................................  74
              ---------------
SECTION 9.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.............................  74
              ----------------------------------------------------------
SECTION 9.10. WAIVER OF JURY TRIAL...................................................................  75
              --------------------
SECTION 9.11. Headings...............................................................................  75
              --------
SECTION 9.12. Confidentiality........................................................................  75
              ---------------
SECTION 9.13. Interest Rate Limitation...............................................................  76
              ------------------------

SCHEDULES:
---------

Schedule 1.01(a) -- Existing Letters of Credit
Schedule 1.01(b) -- Mortgaged Properties
Schedule 1.01(c) -- Specified Lines
Schedule 2.01    -- Lenders and Commitments
Schedule 3.05    -- Owned and Leased Real Property
Schedule 3.06    -- Disclosed Matters
Schedule 3.12    -- Subsidiaries
Schedule 3.13    -- Insurance Policies
Schedule 4.01    -- Effective Date Additional Cash Funding Transactions
Schedule 6.01    -- Existing Indebtedness
Schedule 6.02    -- Existing Liens
Schedule 6.04    -- Existing Investments
Schedule 6.10    -- Existing Restrictions

EXHIBITS:
--------

Exhibit A --  Form of Assignment and Acceptance

Exhibit B    --    Form of Opinion of Wegman, Hessler, Vanderburg & O'Toole
Exhibit C    --    Form of Guarantee Agreement
Exhibit D    --    Form of Indemnity, Subrogation and Contribution Agreement
Exhibit E    --    Form of Security Agreement
Exhibit F    --    Form of Pledge Agreement
Exhibit G    --    ACF Note Interest Payment Test

                                CREDIT AGREEMENT dated as of August 11, 2000, as




                amended and restated as of February 12, 2002, among SHILOH INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the
                                                               --------
                LENDERS party hereto, JPMORGAN CHASE BANK, as Administrative Agent and Collateral Agent, KEYBANK NATIONAL ASSOCIATION, as Syndication Agent and BANK ONE, MICHIGAN, as Documentation Agent.

          The Borrower desires to amend and restate the terms and provisions of the Credit Agreement dated as of August 11, 2000, as amended by Amendment No. 1 thereto dated as of May 10, 2001 (the "Original Credit Agreement"), among the
                                       -------------------------
Borrower, the Lenders, JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, KeyBank National Association, as Syndication Agent, and Bank One, Michigan, as Documentation Agent. The Required Lenders are willing so to amend the Original Credit Agreement upon the terms and subject to the conditions set forth herein.

                Accordingly, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01. Defined Terms. As used in this Agreement, the following
                        --------------
terms have the meanings specified below:

          "ABR" when used in reference to any Loan or Borrowing, refers to
           ---
whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "ACF Notes" means two 9% promissory notes due May 1, 2004, in an
           ---------
aggregate principal amount of $460,000, issued by the Borrower, the terms and conditions of which will be reasonably satisfactory to the Administrative Agent, including terms and conditions relating to interest rates, subordination, payment provisions, covenants, events of default and remedies. It is understood and agreed that, in any event, the ACF Notes will be subordinated to the Obligations and all interest payable in respect thereof will be payable solely in-kind, provided, however, that (x) following the one year anniversary of the
         --------  -------
date of any such issuance and prior to November 1, 2003, any interest then due and payable may be paid in cash if Consolidated EBITDA for the twelve month period ending immediately prior to the month in which any such payment is due is greater than the amount set forth on Exhibit G for such month and (y) on or after November 1, 2003, any interest then due and payable may be paid in cash if the Borrower has satisfied the twelve month Consolidated EBITDA test referred to above for each month during the Borrower's fiscal quarter ending October 31, 2003.

          "Additional Cash Funding" means cash obtained by the Borrower or any
           -----------------------
Subsidiary from one or more of the following transactions, (i) Specified Lines Sale, (ii) the issuance of the ACF Notes, (iii) Specified Government Financings,
(iv) Specified Equipment Financings, (v) the Canton Die Liquidation, (vi) Specified Tandem Line

Leases, (vii) Specified Vendor Financings and (viii) the Ford Accounts Receivable Acceleration Program.

          "Adjusted LIB0 Rate" means, with respect to any Eurodollar Borrowing
           ------------------
for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIB0 Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agent" means JPMorgan Chase Bank, in its capacity as
           --------------------
administrative agent for the Lenders hereunder.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "AG Simpson" means AG Simpson (Tennessee) Inc.
           ----------

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Amendment Effective Date" means May 10, 200l.
           ------------------------

          "Amendment Fee" means an amount equal to 0.25% of the aggregate amount
           -------------
of the Commitments of the Lenders executing this Agreement, which amount shall not be payable by the Borrower unless and until this Agreement becomes effective.

          "Applicable Percentage" means, with respect to any Lender, the
           ---------------------
percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

          "Applicable Rate" means, for any day with respect to any ABR Loan or
           ---------------
Eurodollar Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", as the case may be, based upon the Total Leverage Ratio as of the Borrower's most recently completed fiscal quarter, provided that until the delivery to the Administrative Agent,
                --------
pursuant to Section 5.01(b) of the Borrower's consolidated financial statements for the Borrower's first full fiscal quarter ending January 31, 2003, the "Applicable Rate" shall be the applicable rate per annum set forth in Category 1.

=========================================================================================================
                                               Applicable Rate
=========================================================================================================
                                                         ABR          Eurodollar     Commitment Fee
                                                         ---          ----------     --------------
        Total Leverage Ratio:                           Spread          Spread           Rate
        ---------------------                           ------          ------           ----
---------------------------------------------------------------------------------------------------------
             Category 1
             ----------
Total Leverage Ratio of greater than or
        equal to 6.50 to 1.0                            3.00%             4.00%            0.500%
---------------------------------------------------------------------------------------------------------

             Category 2
             ----------
Total Leverage Ratio of less than 6.50
     to 1.0 but greater than or equal to
              5.00 to 1.0                               2.75%              3.75%           0.500%
---------------------------------------------------------------------------------------------------------

             Category 3
             ----------
Total Leverage Ratio of less than 5.00
     to 1.0 but greater than or equal to
              4.00 to 1.0                               2.50%              3.50%           0.500%
---------------------------------------------------------------------------------------------------------

             Category 4
             ----------
Total Leverage  Ratio of less than 4.00
     to 1.0 but greater than or equal to
              3.50 to 1.0                               2.25%              3.25%           0.500%
---------------------------------------------------------------------------------------------------------

             Category 5
             ----------
Total Leverage Ratio of less than 3.50
      to 1.0 but greater than or equal
              2.75 to 1.0                               2.00%              3.00%           0.500%
---------------------------------------------------------------------------------------------------------

             Category 6
             ----------
Total Leverage Ratio of less than 2.75
               to 1.0                                   1.50%              2.50%           0.375%
=========================================================================================================

          For purposes of the foregoing, (a) the Total Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (b) each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective during the period commencing on and including the third day after the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change, provided that the Total Leverage Ratio shall be deemed to be
                  --------
in Category 1 (i) at any time that an Event of Default has occurred and is continuing or (ii) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

          "Availability Period" means the period from and including the Closing
           -------------------
Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

          "Bankruptcy Code" means Chapter 11 of the United States Bankruptcy
           ---------------
Code.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrower" shall have the meaning assigned to such term in the
           --------
introductory statement hereto.

          "Borrowing" means (a) Revolving Loans of the same Type, made,
           ---------
converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

          "Borrowing, Request" means a request by the Borrower for a Borrowing
           ------------------
in accordance with Section 2.03.

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to remain closed, provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Canton Die Liquidation" means the proceeds, net of accounts payable
           ----------------------
and related financings, from the liquidation of the accounts receivable and inventory related to the Greenfield Die & Manufacturing Corp. (Tooling Division) for cash, as identified in the E&Y Report and described at the Bank Meeting held on January 17, 2002, in Cleveland, Ohio.

          "Capital Expenditures" means, for any period, without duplication, (a)
           --------------------
the additions to property, plant and equipment and other capital expenditures of the Borrower and its consolidated Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP, (b) Capital Lease Obligations incurred by the Borrower and its consolidated Subsidiaries during such period and (c) all expenditures of the Borrower and its consolidated Subsidiaries included in, and made in accordance with, any Capital Expenditures Plan regardless of whether such expenditures would constitute a capital expenditure in accordance with GAAP.

          "Capital Expenditures Plan" means, collectively, (a) the capital
           -------------------------
expenditures plan of the Borrower and the Subsidiaries for the Borrower's fiscal year ending October 31, 2002, and (b) the capital expenditures plan of the Borrower and the Subsidiaries for the Borrower's fiscal year ending October 31, 2003.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Change in Control" means (a) the acquisition of ownership, directly
           -----------------
or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Closing Date), other than MTD, of Equity

Interests representing more than 20% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests in the Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the Board of Directors of the Borrower by Persons who were neither (i) members of the Board of Directors as of the Closing Date or nominated by the current Board of Directors nor (ii) appointed by directors so nominated; (c) the acquisition of direct or indirect Control of the Borrower by any Person or group, other than MTD; or (d) the occurrence of a change in control (or similar event, however denominated) with respect to the Borrower or any Subsidiary under any agreement or instrument in respect of Material Indebtedness.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Class" when used in reference to any Loan or Borrowing, refers to
           -----
whether such Loan, or the Loans comprising such Borrowing are Revolving Loans or Swingline Loans.

          "Closing Date" means August 11, 2000.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" means any and all "Collateral", as defined in any
           ----------
applicable Security Document.

          "Collateral Agent" means JPMorgan Chase Bank, in its capacity as
           ----------------
collateral agent for the Lenders hereunder.

          "Collateral and Guarantee Requirement" means the requirement that:
           ------------------------------------

               (a) the Administrative Agent shall have received either (i) a counterpart from each Loan Party thereto of each of (A) the Guarantee Agreement, (B) the Indemnity, Subrogation and Contribution Agreement,
          (C) the Pledge Agreement and (D) the Security Agreement duly executed and delivered on behalf of such Loan Party or (ii) in the case of any Person that becomes a Loan Party after the Closing Date, a supplement from such Person to each of the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the Pledge Agreement and the Security Agreement, in each case in the form specified therein, duly executed and delivered on behalf of such Loan Party;

               (b) to the extent not already delivered to the Administrative Agent within 45 days following the Amendment Effective Date, all outstanding Equity Interests, if any, of each Subsidiary (other than Shiloh of Michigan, LLC, until it becomes a Wholly Owned Subsidiary) owned by or on behalf of any Loan Party shall have been pledged pursuant to the Pledge Agreement (except that the Loan Parties shall not be required to pledge more than 65% of the outstanding voting Equity Interests of any Foreign Subsidiary to the extent that the pledge of any greater percentage could result in adverse tax consequences to the Borrower or any Subsidiary) and the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

               (c) to the extent not already delivered to the Administrative Agent within 45 days following the Amendment Effective Date, all Indebtedness of the Borrower and each Subsidiary (other than Shiloh of Michigan, LLC, until it becomes a Wholly Owned Subsidiary) that is owing to any Loan Party, if any, shall be evidenced by a promissory note and shall have been pledged pursuant to the Pledge Agreement and the Administrative Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank;

               (d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Agreement and perfect such Liens to the extent required by, and with the priority required by, the Security Agreement, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording; and

               (e) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

          "Commitment" means, with respect to each Lender, the commitment, if
           ----------
any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is 300,000,000.

          "Consolidated Interest Expense" means, for any period, the interest
           -----------------------------
expense both expensed and capitalized (including imputed interest expense in respect of Capital Lease Obligations and interest under "synthetic" leases) accrued by the Borrower and the Subsidiaries during such period, determined on a consolidated basis in accordance with GAAP.

          "Consolidated EBITDA" means, for any period, Consolidated Net Income
           -------------------
for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period,
(iii) all amounts attributable to depreciation and amortization for such period,
(iv) any extraordinary or unusual non-cash charges for such period, (v) any Excluded Charges for such period, (vi) all payments made in respect of operating leases (including "synthetic" leases and leases relating to sale and leaseback transactions) that constitute Capital Expenditures and that are made in accordance with Section 6.16 during such period, (vii) non-cash charges for such period resulting from changes in GAAP, (viii) non-cash restructuring charges for such period in an aggregate amount not to exceed $10,000,000 during the term of this Agreement, (ix) non-cash losses resulting from the operating results of VCS Properties LLC (Valley City Steel Company) during such period, (x) fees payable
(A) to Ernst & Young Corporation LLC, as financial advisor to the Borrower, during such period and (B) in respect of the amendment and restatement of this Agreement during such period and (xi) price reductions made in accordance with the Manufacturing Supply Agreement in an aggregate amount not to exceed $750,000 during any fiscal year of the Borrower, and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains for such period all determined on a consolidated basis in accordance with GAAP. If the Borrower or any Subsidiary has made any sale, transfer, lease or other disposition of assets outside of the ordinary course of business permitted by Section 6.05 during the relevant period for determining Consolidated EBITDA, Consolidated EBITDA, for purposes of Section 6.14, for the relevant period shall be calculated after giving pro forma effect thereto, as if such sale, transfer, lease or other disposition of assets (and any related incurrence, repayment or assumption of Indebtedness) had occurred on the first day of the relevant period for determining Consolidated EBITDA.

          "Consolidated Net Income" means, for any period, the net income or
           -----------------------
loss of the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, provided that (a) the net income (or
                                            --------
loss) of any non-wholly owned Subsidiary shall only be included in the determination of Consolidated Net Income to the extent that it is attributable to the Borrower based upon the percentage of the Borrower's Equity Interest, direct or indirect, in such non-wholly owned Subsidiary and (b) there shall be excluded from the determination of Consolidated Net Income (i) the income of any Person (other than the Borrower or any Subsidiary) in which any other Person (other than the Borrower or any Subsidiary or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of the Subsidiaries during such period, and (ii) the income or loss of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or the date that such Person's assets are acquired by the Borrower or any Subsidiary.

          "Consolidated Tangible Net Worth" shall mean, at any date, the excess
           -------------------------------
of total assets over total liabilities of the Borrower and the Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP, excluding, however, (A) from the determination of total assets (i) goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights if any in respect thereof, and other similar intangibles and (ii) any items not included in clause (i) above which are treated as intangibles in conformity with GAAP and (B) the effect of (w) the ACF Notes, (x) non-cash charges resulting from changes in GAAP after the Effective Date, (y) non-cash restructuring charges in an aggregate amount not to exceed $10,000,000 during the term of this Agreement and (z) price reductions made in accordance with the Manufacturing Supply Agreement in an aggregate amount not to exceed $750,000 during any fiscal year of the Borrower.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative thereto.
           -----------       ----------

          "Default" means any event or condition that constitutes an Event of
           -------
Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Dickson Acquisition" means the acquisition by the Borrower of the
           -------------------
Dickson Facility pursuant to the terms of the Dickson Asset Purchase Agreement in an aggregate amount not to exceed the Dickson Purchase Price.

          "Dickson Asset Purchase Agreement" means the Asset Purchase Agreement
           --------------------------------
dated as of July 18, 2000, between Shiloh Industries, Inc. Dickson Manufacturing Division (a Subsidiary of the Borrower) and AG Simpson.

          "Dickson Facility" means the facility of AG Simpson located at One
           ----------------
Simpson Boulevard, Dickson, Tennessee 37055.

          "Dickson Purchase Price " means an aggregate cash amount of
           ----------------------
$47,919,500 (subject to certain purchase price adjustments in accordance with the Dickson Asset Purchase Agreement).

          "Disclosed Matters" means the actions, suits and proceedings and the
           -----------------
environmental matters disclosed in Schedule 3.06.

          "Dollars" or "$" refers to lawful money of the United States of
           -------      -
America.

          "Effective Date" means the date on which the conditions specified in
           --------------
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

          "Environmental Laws" means all laws, rules, regulations, codes,
           ------------------
ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the presence, management, Release or threatened Release of any Hazardous Material or to health and safety matters.

          "Environmental Liability" means any liabilities, obligations, damages,
           -----------------------
losses, claims, actions, suits, judgements or orders, contingent or otherwise (including any costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or relating to (a) the compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any actual or alleged exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Equity Interests" means shares of capital stock, partnership
           ----------------
interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person and any options, warrants or other rights to acquire such Equity Interests.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section
           -----------
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator appointed by the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan subject to
Section 4063 of ERISA or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "E&Y Report" means the Confidential Report to Shiloh Industries, Inc.,
           ----------
dated December 28, 2001, of Ernst & Young Corporate Finance LLC, as amended by the Addendum, dated January 7, 2002, to such Report.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers
           ----------
to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIB0 Rate.

          "Event of Default" has the meaning assigned to such term in Article
           ----------------
VII.

           "Excluded Charges" means (a) the non-recurring charges incurred in
            ----------------
respect of the acquisition of MTD's automotive group on November 1, 1999, provided that such charges shall not exceed $1,100,000 and (b) the non-recurring
--------
charges incurred
in respect of the Dickson Acquisition, provided that such charges shall not
                                       --------
exceed $1,200,000.

          "Excluded Taxes" means, with respect to the Administrative Agent, any
           --------------
Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)), any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), other than any withholding tax imposed on any payment by the Borrower to the extent that such Foreign Lender (or its assignor, as the case may be) was entitled, at the time of designation of a new lending office (or assignment, as the case may be), to receive additional amounts from the Borrower with respect to any withholding tax pursuant to Section 2.16(a), or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.16(e).

          "Existing Credit Agreement" means the Credit Agreement dated as of
           -------------------------
September 13, 1999, among the Borrower, the lenders party thereto and the agent banks party thereto.

          "Existing Credit Agreement Indebtedness" means all principal,
           --------------------------------------
interest, fees and other amounts outstanding under the Existing Credit
Agreement.

          "Existing Letters of Credit" means the letters of credit issued under
           --------------------------
the Existing Credit Agreement and outstanding as of the Closing Date, which are listed on Schedule 1.01(a).

          "Exposure" means, with respect to any Lender at any time, the sum of
           --------
the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time.

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Borrower.

          "Ford Accounts Receivable Acceleration Program" means acceleration of
           ---------------------------------------------
the payment for settlement of accounts receivable owing to the Borrower or any Subsidiary in respect of inventory sold by the Borrower or any Subsidiary to the Ford

Motor Company and its Affiliates, as identified in the E&Y Report and described at the Bank Meeting held on January 17, 2002, in Cleveland, Ohio.

          "Foreign Lender" means any Lender that is organized under the laws of
           --------------
a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "Foreign Subsidiary" means any Subsidiary that is organized under the
           ------------------
laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

          "Funding Period" means the period from and including the Effective
           --------------
Date to but excluding the date that is 90 days thereafter.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or
                   ---------------
indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term "Guarantee" shall not include
                            --------
endorsements for collection or deposit in the ordinary course of business.

          "Guarantee Agreement" means the Guarantee Agreement, substantially in
           -------------------
the form of Exhibit C, made by the Subsidiary Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties.

          "Hazardous Materials" means all explosive, radioactive, hazardous or
           -------------------
toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Hedging Agreement" means any derivative or similar agreement or
           -----------------
arrangement, including any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (other than Indebtedness secured by a Lien created in connection with the Specified Asset Sale of VCS Properties LLC (Valley City Steel Company), provided that the aggregate principal amount of Indebtedness secured by such Lien shall not exceed $10,000,000), (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Indemnity, Subrogation and Contribution Agreement" means the
           ------------------------------------------------
Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit D, among the Borrower, the Subsidiary Loan Parties and the Administrative Agent.

          "Information Memorandum" means the Confidential Information Memorandum
           ----------------------
dated July, 2000, relating to the Borrower and the Transactions.

          "Interest Election Request" means a request by the Borrower to convert
           -------------------------
or continue a Revolving Borrowing in accordance with Section 2.07.

          "Interest Payment Date" means (a) with respect to any ABR Loan (other
           ---------------------
than a Swingline Loan), the last day of each calendar month, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than one month's duration, each day prior to the last day of such Interest Period that occurs at intervals of one month's duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

          "Interest Period" means, with respect to any Eurodollar Borrowing, the
           ---------------
period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or nine or twelve, unless rejected by any Lender at the time of any such election (and, if so rejected by any Lender, six)) thereafter, as the Borrower may elect, provided, that (a) if any Interest Period would end on a day other
           --------
than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Issuing Bank" means JPMorgan Chase Bank, in its capacity as the
           ------------
issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. In the event that there is more than one Issuing Bank at any time, references herein and in the other Loan Documents to the Issuing Bank shall be deemed to refer to the Issuing Bank in respect of the applicable Letter of Credit or to all Issuing Banks, as the context requires. Notwithstanding the foregoing, each institution listed in
Schedule 1.01(a) shall be deemed to be an Issuing Bank with respect to the Existing Letters of Credit issued by it.

          "Joint Venture" means any corporation, partnership or other legal
           -------------
entity or arrangement in which the Borrower has any direct or indirect equity interest and that is not a Subsidiary.

          "LC Disbursement" means a payment made by the Issuing Bank pursuant to
           ---------------
a Letter of Credit.

          "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn
           -----------
amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

          "Lender Affiliate" means, (a) with respect to any Lender, (i) an
           ----------------
Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Lenders" means the Persons listed on Schedule 2.01 and any other
           -------
Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and

Acceptance. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

          "Letter of Credit" means any letter of credit issued pursuant to this
           ----------------
Agreement. Each Existing Letter of Credit shall be deemed to constitute a Letter of Credit issued hereunder on the Closing Date for all purposes of the Loan Documents.

          "LIBO Rate" means, with respect to any Eurodollar Borrowing for any
           ---------
Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Dollars in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for deposits in Dollars with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such
                                                 ---------
Eurodollar Borrowing for such Interest Period shall be the rate at which deposits in Dollars of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" means this Agreement, the Guarantee Agreement, the
           --------------
Indemnity, Subrogation and Contribution Agreement and the other Security Documents.

          "Loan Parties" means the Borrower and the Subsidiary Loan Parties.
           ------------

          "Loans" means the Revolving Loans or the Swingline Loans, as the
           -----
context requires.

          "Manufacturing Supply Agreement" means the manufacturing supply
           ------------------------------
agreement, as described in Schedule 1.01(c), entered into between the Borrower and the purchaser of the Specified Lines in connection with the Specified Lines Sale and relating to the sale of products produced by the Borrower using the Specified Lines and sold to such purchaser, on terms reasonably satisfactory to the Administrative Agent.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, operations, properties, assets, financial condition, contingent liabilities, prospects or material agreements of the Borrower and the Subsidiaries, taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or (c) the rights of or benefits available to the Lenders under any Loan Document.

          "Material Indebtedness" means Indebtedness (other than the Loans and
           ---------------------
Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

          ""Maturity Date" means April 30,2004, or, if such day is not a
            -------------
Business Day, the first Business Day thereafter.

          "MBE" means Valley City Steel, LLC.
           ---

          "Minimum Coverage Ratio" means, on any date, the ratio of (a)
           ----------------------
Consolidated EBITDA to (b) Consolidated Interest Expense.

          ""Moody's"" means Moody's Investors Service, Inc.
           -------

          "Mortgage" means a mortgage, deed of trust, assignment of leases and
           --------
rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Collateral Agent.

          "Mortgaged Property" means, initially, each parcel of real property
           ------------------
and the improvements thereto owned by a Loan Party and identified on Schedule 1.01(b), and includes each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.12 or 5.13.

          "MTD" means MTD Products Inc.
           ---

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------
4001 (a)(3) of ERISA as to which the Borrower or any ERISA Affiliate has any obligation or liability (contingent or otherwise).

          "Net Proceeds" means, with respect to any Prepayment Event (a) the sum
           ------------
of(i) the cash consideration received by the Borrower or its Subsidiaries at the time of such transaction plus (ii) the present value of any notes or deferred payment obligations (including lease payment obligations) received directly or indirectly in connection with such transaction minus (b) the present value of disposition fees paid or to be paid in connection with such transaction.

          "Obligations" has the meaning assigned to such term in the Security
           -----------
Agreement.

          "Original Credit Agreement" has the meaning assigned to such term in
           -------------------------
the Preamble.

          "Other Taxes" means any and all present or future recording, stamp,
           -----------
documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "Perfection Certificate" means a certificate in the form of Annex I to
           ----------------------
the Security Agreement or any other form approved by the Collateral Agent.

          "Permitted Encumbrances" means:
           ----------------------

          (a) Liens imposed by law for taxes or other governmental charges that are not yet due and payable or are being contested in compliance with
     Section 5.05;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.05;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

provided that the term "Permitted Encumbrances" shall not include any Lien
--------
securing Indebtedness.

          "Permitted Investments" means:
           ---------------------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full1 faith and credit of the United States of America), in each case maturing within one year horn the date of acquisition thereof

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $.500,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

          (e) investments in money market funds substantially all the assets of which are comprised of securities of the type described in clauses (a) through (d) above.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan" means any employee pension benefit plan (other than a Multi-
           ----
employer Plan) subject to the provisions of Title IV of ERISA or Section 4 12 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" means the Pledge Agreement, substantially in the
           ----------------
form of Exhibit F, among the Borrower, the Subsidiary Loan Parties and the Administrative Agent for the benefit of the Secured Parties (or, in the case of a Foreign Subsidiary, a pledge agreement in form and substance reasonably satisfactory to the Collateral Agent).

          "Prepayment Event" means any sale, transfer, lease or other
           ----------------
disposition of any assets of the Borrower or the Subsidiaries, other than (a) in the ordinary course of business of the Borrower or such Subsidiary (including any bulk sales of inventory), (b) in connection with sale and leaseback transactions involving assets acquired after the Effective Date in connection with any Additional Cash Funding or as part of any Capital Expenditures permitted under Section 6.16 and (c) in connection with the Specified Asset Sales in respect of VCS Properties LLC (Valley City Steel Company) and the Greenfeild Die & Manufacturing Corp. (Tooling Division), which shall be subject to Section 6.05(c).

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Register" has the meaning set forth in Section 9.04(c).
           --------

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and, if applicable, Lender Affiliate and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Release" means any release, spill, emission, leaking, dumping,
           -------
injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or future.

          "Required Lenders" means, at any time, Lenders having Exposures and
           ----------------
unused Commitments representing more than 50% of the sum of the total Exposures and unused Commitments at such time.

          "Restricted Payment" means any dividend or other distribution (whether
           ------------------
in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in the Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any Subsidiary.

          "Revolving Loan" means a Loan made pursuant to Section 2.0 1.
           --------------

          "S&P" means Standard & Poor's Ratings Service.
           ---

          "Secured Parties" has the meaning assigned to such term in the
           ---------------
Security Agreement.

          ""Security Agreement" means the Security Agreement, substantially in
           ------------------
the form of Exhibit E, among the Borrower, the Subsidiary Loan Parties and the Administrative Agent for the benefit of the Secured Parties.

          "Security Documents" means the Pledge Agreement, the Security
           ------------------
Agreement, the Mortgages, the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12, Section
5.13 or clause (b) or (c) of the Collateral and Guarantee Requirement to secure any of the Obligations.

          "Senior Leverage Ratio" means, on any date, the ratio of (a) the
           ---------------------
aggregate Exposure (excluding LC Exposure) of the Lenders as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date).

          "Senior Subordinated Notes" means the senior subordinated notes in an
           --------------------------
aggregate principal amount of up to $200,000,000 to be issued by the Borrower pursuant to the Subordinated Debt Documents.

          "Specified Asset Sale Amount" means (a) prior to Shiloh of Michigan,
           ---------------------------
L.L.C. becoming a wholly owned Subsidiary and a Subsidiary Loan Party, the aggregate amount of(i) cash consideration plus (ii) any notes or other deferred payment obligations received directly or indirectly in respect of the Specified Asset Sales ("Specified Consideration") and (b) after Shiloh of Michigan, L.L.C. becomes a wholly owned Subsidiary and a Subsidiary Loan Party, the greater of(x) the Specified Consideration less the Specified Michigan Value and (y) zero.

          "Specified Asset Sales" means sales or other dispositions by the
           ---------------------
Borrower of(i) all of the assets or stock of (a) C&H Design Company and (b) VCS Properties LLC (Valley City Steel Company) and (ii) the equipment or property of Greenfield Die & Manufacturing Corp. (Tooling Division).

          "Specified Equipment Financings" means certain capital lease
           ------------------------------
financings not in excess of $5,000,000 in the aggregate, as identified in the E&Y Report and described at the Bank Meeting held on January 17,2002, in Cleveland, Ohio.

          "Specified Government Financing" means any loan or other form of
           -------------------------------
financing received by the Borrower from the State of Ohio, the Economic Development Corporation of Canada or other similar issuers, in each case for the purposes identified in the E&Y Report and described at the Bank Meeting held on January 17,2002, in Cleveland, Ohio.

          "Specified Lines" means the assets set forth on Schedule 1.01(c).
           ---------------

          "Specified Lines Sale" means the sale of the Specified Lines for
           --------------------
aggregate cash consideration of not less than $6,540,600 (plus the payment of an additional $1,OOO,OOO for future services to be performed by the Borrower related to the Specified Lines) pursuant to a purchase agreement containing terms and conditions set forth on Schedule 1 .O 1(c) and others reasonably satisfactory to the Administrative Agent, including those relating to representations, warranties, indemnification and closing conditions.

          "Specified Michigan Value" means the fair value of the assets of
           ------------------------
Shiloh of Michigan, L.L.C. as determined in good faith by the board of directors of the Borrower at the time Shiloh of Michigan, L.L.C. becomes a Subsidiary Loan Party.

          "Specified Tandem Line Leases" means the lease by the Borrower of
           ----------------------------
certain assets relating to the automation of the Borrower's Tandem Line, as identified in the E&Y Report and described at the Bank Meeting held on January 17, 2002, in Cleveland, Ohio.

          "Specified Vendor Financings" means certain vendor or customer financing of tooling equipment, as identified in the E&Y Report and described a the Bank Meeting held on January 17, 2002, in Cleveland, Ohio.

          "Statutory Reserve Rate" means a fraction (expressed as a decimal),
           ----------------------
the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIB0 Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subordinated Debt" means the Senior Subordinated Notes, the related
           -----------------
Guarantees thereunder and the Indebtedness represented thereby, provided that
                                                                --------
(i) no Default or Event of Default shall have occurred and be continuing at the time of the issuance of such Subordinated Debt and after giving effect thereto,
(ii) the terms and conditions of the Subordinated Debt (including but not limited to, as applicable, terms and conditions relating to the fees, amortization, maturity, redemption, subordination, covenants, events of default and remedies) shall be reasonably satisfactory in all material respects to the Administrative Agent and (iii) the net proceeds from the issuance of the Subordinated Notes shall be applied as specified in Section 2.10(c).

          "Subordinated Debt Documents" means the indenture under which the
           ---------------------------
Subordinated Debt is to be issued and all other instruments, agreements and other documents evidencing or governing the Subordinated Debt or providing for any Guarantee or other right in respect thereof.

          "subsidiary" means, with respect to any Person (the "parent") at any
           ----------                                          ------
date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Borrower.
           ----------

          "Subsidiary Loan Party" means any Subsidiary that is not a Foreign
           ---------------------
Subsidiary, except Shiloh of Michigan, L.L.C. until it becomes a wholly owned Subsidiary.

          "Swingline Exposure" means, at any time, the aggregate principal
           ------------------
amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

          "Swingline Lender" means JPMorgan Chase Bank, in its capacity as
           ----------------
lender of Swingline Loans hereunder.

          "Swingline Loan" means a Loan made pursuant to Section 2.04.
           --------------

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Test Period" means, for any determination made on a specific date,
           -----------
the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date (taken as one accounting period).

          "Total Indebtedness" means, as of any date of determination, without
           ------------------
duplication, the aggregate principal amount of Indebtedness of the Borrower and the Subsidiaries outstanding as of such date, determined on a consolidated basis in accordance with GAAP (other than the Indebtedness of the type referred to in clause (i) of the definition of the term "Indebtedness", except to the extent of any unreimbursed drawings thereunder).

          "Total Leverage Ratio" means, on any date, the ratio of (a) Total
           --------------------
Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date).

          "Transactions" means the execution, delivery and performance by each
           ------------
Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

          "Type", when used in reference to any Loan or Borrowing, refers to
           ----
whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO0 Rate or the Alternate Base Rate.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a
           --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02.  Classification of Loans and Borrowings. For purposes of
                         ---------------------------------------
this Agreement, Loans may be classified and referred to by Class (e.g., a
                                                                  ----
"Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type
                              ----
(e.g., an "ABR " Revolving Loan). Borrowings also may be classified and referred
 ----
to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar
             ----                                       ----
Borrowing") or by Class and Type (e.g., an "ABR Revolving Borrowing").
                                  ----

          SECTION 1.03.  Interpretation; Terms Generally. The definitions of
                         --------------------------------
terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof' and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any transaction entered into by the Borrower or any Subsidiary, the purpose of which is to reduce state, county or local taxes, pursuant to which the Borrower or any Subsidiary (i) purchases bonds from a state, county or local Governmental Authority, (ii) sells title to real property to such Governmental Authority for consideration equal to the aggregate principal amount of such bonds and (iii) leases such real property from such Governmental Authority, with the lease payments thereunder being no more than the amounts owed by such Governmental Authority to the Borrower or any Subsidiary under such bonds, shall be deemed to not have occurred for purposes of this Agreement and (f) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.04.  Accounting Terms; GAAP. Except as otherwise expressly
                         -----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided
                                                                   --------
that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                  ARTICLE II

                                  The Credits
                                  -----------
          SECTION 2.01.  Commitments. Subject to the terms and conditions set
                         ------------
forth herein, each Lender agrees to make Revolving Loans in Dollars to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in such Lender's Exposure exceeding such Lender's Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

          SECTION 2.02.  Loans and Borrowings. (a) Each Loan (other than a
                         ---------------------
Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder, provided
                                                                    --------
that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.13, each Revolving Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith, provided that, notwithstanding anything herein to the
                        --------
contrary, during the first 90 days following the Closing Date, only ABR Borrowings and Eurodollar Borrowings with an Interest Period of one month will be made. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that any exercise of such option
                                  --------
shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving

Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000, provided that an ABR
                                                            --------
Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $100,000. Borrowings of more than one Type and Class may be outstanding at the same time, provided that there shall not at any time be more
                              --------
than a total of ten Eurodollar Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          SECTION 2.03. Requests for Borrowings. To request a Revolving
                        ------------------------
Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of the proposed Borrowing, provided that any such notice of an ABR Revolving Borrowing to finance the
--------
reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

           (i)  the aggregate amount of such Borrowing;

          (ii)  the date of such Borrowing, which shall be a Business Day;

         (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

           (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.04.  Swingline Loans. (a) Subject to the terms and
                         ---------------
conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Availability Period (other than on the Closing Date), in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $15,000,000 or (ii) the sum of the total Exposures exceeding the total Commitments, provided that the Swingline Lender shall not be required to
                   --------
make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

          (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

          (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Swingline Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Swingline Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to
                                                         ------- --------
the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

          SECTION 2.05. Letters of Credit. (a) General. Subject to the terms and
                        -----------------     --------
conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period and prior to the date that is five Business Days prior to the Maturity Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (b)  Notice of Issuance, Amendment, Renewal, Extension; Certain
               ----------------------------------------------------------
Conditions. To request the issuance of a Letter of Credit (or the amendment,
-----------
renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $15,000,000 and (ii) the total Exposures shall not exceed the total Commitments.

          (c)  Expiration Date. Each Letter of Credit shall expire at or prior
               ----------------
to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit or, in the case of any renewal or extension thereof, one year after such renewal or extension and (ii) the date that is five Business Days prior to the Maturity Date, unless such Letter of Credit expires by its terms on an earlier date. Each Letter of Credit may, upon the request of the Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Maturity Date) unless the Issuing Bank notifies the beneficiary thereof at least 30 days prior to the then-applicable expiration date that such Letter of Credit will not be renewed.

          (d)  Participations. By the issuance of a Letter of Credit (or an
               --------------
amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. All payments with respect to an LC Disbursement made pursuant to this paragraph shall be made in Dollars.

          (e)  Reimbursement. If the Issuing Bank shall make any LC Disbursement
               --------------
in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt, provided that
                                                                 --------
the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis
                                                                    -------
mutandis, to the payment obligations of the Lenders), and the Administrative
--------
Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. All payments with respect to an LC Disbursement made pursuant to this paragraph shall be made in Dollars.

          (f)  Obligations Absolute. The Borrower's obligation to reimburse LC
               ---------------------
Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this

Agreement under any and all circumstances whatsoever and irrespective of(i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or
(iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank, provided that the foregoing shall
                                               --------
not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (g)  Disbursement Procedures. The Issuing Bank shall, promptly
               ------------------------
following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder, provided that any failure to give or
                                         --------
delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

          (h)  Interim Interest. If the Issuing Bank shall make any LC
               -----------------
Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans, provided that, if the Borrower fails to reimburse such LC Disbursement when due
--------
pursuant to paragraph (e) of this Section, then Section 2.12(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the

Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

          (i)  Replacement of the Issuing Bank. The Issuing Bank may be replaced
               --------------------------------
at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to
Section 2.11(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

          (j)  Cash Collateralization. If any Event of Default shall occur and
               -----------------------
be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon, provided that the obligation to deposit
                                     --------
such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII. Each such deposit pursuant to this paragraph or Section 2.10(b) shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account and shall be the Borrower's property held by the Collateral Agent for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposures representing greater than 50% of the total LC Exposure), shall be applied to satisfy other obligations of the Borrower under this Agreement. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount plus any accrued interest or realized profits on account of such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.10(b), such amount plus any accrued interest or realized profits on account of such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section 2.10(b) and no Default shall have occurred and be continuing.

          SECTION 2.06.  Funding of Borrowings. (a) Each Lender shall make each
                         ----------------------
Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, provided that Swingline Loans shall be made as provided
                       --------
in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request, provided that ABR Revolving Loans made to finance the reimbursement of an LC
--------
Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.07.  Interest Elections. (a) Each Revolving Borrowing
                         -------------------
initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

                  (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph (f) of this Section:

               (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

               (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

               (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  SECTION 2.08. Termination and Reduction of Commitments. (a)
                                -----------------------------------------
Unless previously terminated, the Commitments shall terminate on the Maturity Date.

                  (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments, provided that (i) each reduction of the
                              --------
Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, the sum of the Exposures would exceed the total Commitments.

                  (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section, or any required reduction of the Commitments under paragraph (d) of this Section, at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable, provided that a notice
                                                        --------
of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

                  (d) Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

                  SECTION 2.09. Repayment of Loans; Evidence of Debt. (a) The
                                ------------------------------------
Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender on the Maturity Date and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the Maturity Date, provided
                                                                     --------
that (A) on each date that a Revolving Borrowing is made and (B) if requested by the Swingline Lender, on the last day of March, June, September and December of each year, the Borrower shall repay all Swingline Loans then outstanding.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                 (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                 (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the
                                              ----- -----
existence and amounts of the obligations recorded therein, provided that the
                                                           --------
failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                  SECTION 2.10. Prepayment of Loans. (a) The Borrower shall have
                                --------------------
the right at any time and from time to time to prepay any Borrowing in whole or in part, without penalty, subject to the requirements of this Section and
Section 2.15.

                  (b) In the event that and on each occasion on which the total Exposure exceeds the total Commitments, the Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to
Section 2.05(j)) in an aggregate amount equal to such excess.

                  (c) In the event that and on the occasion on which the Borrower issues or incurs Subordinated Debt, the Borrower shall, upon such issuance or incurrence, prepay Loans in an aggregate amount equal to the net proceeds of such Subordinated Debt.

                  (d) Not more than three Business Days after the occurrence of a Prepayment Event, the Borrower or its Subsidiary shall prepay Revolving Loans (with a corresponding reduction of the Commitments) in an amount equal to the Net Proceeds of such Prepayment Event.

                  (e) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section.

                  (f) The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment, provided that, if a
                                                       --------
notice of optional prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

                  SECTION 2.11. Fees. (a) The Borrower agrees to pay to the
                                -----
Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of the Commitment of such Lender during the period from and including the Closing Date to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the Closing Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, a Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

                  (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate as interest on Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and
(ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.25% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Closing Date, provided that all such fees
                                                 --------
shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                 (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

                 (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

                  SECTION 2.12. Interest. (a) The Loans comprising each ABR
                                ---------
Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

                  (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

                  (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

                  (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments, provided that (i) interest accrued pursuant to paragraph (c) of
             --------
this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

                 (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO0 Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                 SECTION 2.13. Alternate Rate of Interest. If prior to the
                               --------------------------
commencement of any Interest Period for a Eurodollar Borrowing:

                 (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIB0 Rate for such Interest Period; or

                 (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

         then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

                  SECTION 2.14. Increased Costs. (a) If any Change in Law shall:
                                ----------------

                (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Banks holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

                 (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

                 (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such

Lender's or the Issuing Bank's right to demand such compensation, provided that
                                                                  --------
the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change
                                          -------- -------
in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

                  SECTION 2.15. Break Funding Payments. In the event of (a) the
                                -----------------------
payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(d) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.18, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIB0 Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  SECTION 2.16. Taxes. (a) Any and all payments by or on account
                                ------
of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, provided that if the Borrower shall be required to deduct any
                --------
Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                 (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate, provided that such Foreign Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation.

                  SECTION 2.17. Payments Generally; Pro Rata Treatment; Sharing
                                -----------------------------------------------
of Setoffs. (a) The Borrower shall make each payment required to be made by it
-----------
hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14,
2.15 or 2.16, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, New York City time), on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in Dollars.

                  (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

                  (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements and Swingline Loans, provided that (i) if any
                                                        --------
such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                  (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.17(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.18. Mitigation Obligations; Replacement of Lenders.
                                ----------------------------------------------
(a) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in
Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (i) the Borrower
                                              --------
shall have received the prior written consent of the Administrative Agent, the Issuing Bank and the Swingline Lender, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

                   The Borrower represents and warrants to the Lenders and the Issuing Bank that:

                   SECTION 3.01. Organization; Powers. Each of the Borrower
                                 --------------------
and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                   SECTION 3.02. Authorization; Enforceability. The Transactions
                                 -----------------------------
to be entered into by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                   SECTION 3.03. Governmental Approvals; No Conflicts. The
                                 ------------------------------------
Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by or before, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the terms of the charter, by-laws or other organizational documents of the Borrower or any of the Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of the Subsidiaries or any of their assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of the Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Subsidiaries, except Liens created under the Loan Documents.

                   SECTION 3.04. Financial Condition; No Material Adverse
                                 ----------------------------------------
Change. (a) The Borrower has heretofore furnished to the Lenders its
------
consolidated balance sheet and statements of income, stockholders' equity and cash flows (i) as of and for the fiscal year ended October 31, 1999, reported on by independent public accountants, (ii) as of and for each fiscal quarter after October 31, 1999, and ended 30 days before the Closing Date, certified by its chief financial officer and (iii) each fiscal month after the most recent 2000 fiscal quarter for which financial statements were received by the Lenders as described above and ended 30 days before the Closing Date, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clauses (ii) and (iii) above.

                  (b) The Borrower has heretofore furnished to the Lenders its pro forma consolidated balance sheet as of the Closing Date, prepared giving effect to the Transactions as if the Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Information Memorandum (which assumptions are believed by the Borrower to be reasonable), (ii) is based on the best information available to the Borrower after due inquiry, (iii) accurately reflects all adjustments necessary to give effect to the Transactions and (iv) presents fairly, in all material respects, the pro forma financial position of the Borrower and its consolidated subsidiaries as of the Closing Date, as if the Transactions had occurred on such date (it being understood that such pro forma consolidated balance sheet does not constitute a guarantee of performance).

                  (c) Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions, none of the Borrower or the Subsidiaries has, as of the Closing Date, any material contingent liabilities, unusual long-term commitments or material unrealized losses.

                  (d) There has been no material adverse change in the business, operations, properties, assets, financial condition, contingent liabilities, prospects or material agreements of the Borrower and the Subsidiaries, taken as a whole since October 31, 1999.

                  SECTION 3.05. Properties. (a) Each of the Borrower and the
                                ----------
Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

                  (b) Each of the Borrower and the Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  (c) Schedule 3.05 sets forth the address of each real property that is owned or leased by the Borrower or any of the Subsidiaries as of the Closing Date after giving effect to the Transactions that occur on the Closing Date.

                  (d) As of the Closing Date, neither the Borrower or any of the Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

                  SECTION 3.06. Litigation and Environmental Matters. (a) There
                                ------------------------------------
are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

                  (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

                  (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of a Material Adverse Effect.

                  SECTION 3.07. Compliance with Laws and Agreements. Each of the
                                -----------------------------------
Borrower and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

                  SECTION 3.08. Investment and Holding Company Status. Neither
                                -------------------------------------
the Borrower nor any of the Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 3.09. Taxes. Each of the Borrower and the Subsidiaries
                                -----
has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.10. ERISA. No ERISA Event has occurred or is
                                -----
reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of all such underfunded Plans.

                  SECTION 3.11. Disclosure. The Borrower has disclosed to the
                                ----------
Lenders all agreements, instruments and corporate or other restrictions to which the Borrower or any of the Subsidiaries is subject, and all other matters known to any of them that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that, with respect to projected financial
                      --------
information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

                  SECTION 3.12. Subsidiaries. Schedule 3.12 sets forth the name
                                ------------
of, and the ownership interest of the Borrower in, each Subsidiary and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Closing Date. The ownership interests so indicated on Schedule 3.12 are fully paid and non-assessable and are owned, as of the Closing Date, by the Borrower.

                  SECTION 3.13. Insurance. Schedule 3.13 sets forth a
                                ---------
description of all insurance maintained by or on behalf of the Borrower and the Subsidiaries as of the Closing Date. As of the Closing Date, all premiums in respect of such insurance have been paid. The Borrower believes that the insurance maintained by or on behalf of the Borrower and the Subsidiaries is adequate.

                  SECTION 3.14. Labor Matters. As of the Closing Date, there are
                                -------------
no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower or any Subsidiary, threatened. The hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound.

                  SECTION 3.15. Solvency. Immediately after the consummation of
                                --------
the Transactions to occur on the Closing Date, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

                  SECTION 3.16. Senior Indebtedness. To the extent any
                                -------------------
Subordinated Debt is outstanding, the Obligations constitute "Senior Indebtedness" under and as defined in the Subordinated Debt Documents.

                  SECTION 3.17. Security Documents. (a) To the extent the Pledge
                                ------------------
Agreement has been entered into, it is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in such Pledge Agreement) and, when such Collateral is delivered to the Collateral Agent, such Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgor thereunder in such Collateral, in each case prior and superior in right to any other Person.

                  (b) The Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property (as defined in the Security Agreement)), in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 6.02.

                  (c) When the Security Agreement (or a summary thereof) is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the Closing Date), other than with respect to Liens permitted by Section 6.02.

                  (d) The Mortgages are effective to create, subject to the exceptions listed in each title insurance policy covering such Mortgage, in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Loan Parties' right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 1.01(b), the Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 6.02.

          SECTION 3.18.  Federal Reserve Regulations. (a) Neither the Borrower
                         ---------------------------
nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

          (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of the provisions of the Regulations of the Board, including Regulation T, U or X.


                                  ARTICLE IV

                                  Conditions
                                  ----------

          SECTION 4.01.  Closing Date. The amendments to the Original Credit
                         ------------
Agreements effected hereby and the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

          (a) The Administrative Agent (or its counsel) shall have received from the Borrower and the Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) The Administrative Agent (or its counsel) shall have received from the Borrower either (i) a counterpart of the Security Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of the Security Agreement) that such party has signed a counterpart of the Security Agreement.

          (c) The Administrative Agent shall have received a true and complete copy of the Capital Expenditures Plan for the Borrower's fiscal year ending October 31, 2002, as certified by the Borrower's Chief Financial Officer, which Capital Expenditures Plan shall be satisfactory to the Administrative Agent.

          (d) The Borrower shall have received not less than $12,340,000 in aggregate gross cash proceeds from the Additional Cash Funding transactions set forth on Schedule 4.01.

          (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including the Amendment Fee, and to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

          (f) The Administrative Agent (or its counsel) shall have received from the Borrower (i) to the extent not already delivered to the Administrative Agent, all outstanding Equity Interests, if any, of each Subsidiary owned by or on behalf of any Loan Party and required to be pledged pursuant to the Pledge Agreement, including any Equity Interests distributed or issued in respect of or in exchange for (as result of a merger, consolidation or otherwise) Equity Interests previously pledged pursuant to the Pledge Agreement, together with stock powers or other instruments of transfer with respect thereto endorsed in blank and (ii) to the extent not already delivered to the Administrative Agent, all Indebtedness of the Borrower and each Subsidiary that is owing to any Loan Party, if any, required to be pledged pursuant to the Pledge Agreement, together with instruments of transfer with respect thereto endorsed in blank.

          (g) The Administrative Agent shall have received from the Borrower all documentation in respect of the Ford Accounts Receivable Acceleration Program, in form and substance satisfactory to the Required Lenders.

          (h)  The Administrative Agent shall have received from the Borrower
     (i) an executed perfection certificate in form and substance satisfactory to the Administrative Agent and (ii) a certificate of the Borrower's chief financial officer certifying that (A) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct on and as of the Effective Date except to the extent a representation or warranty relates to a specific earlier date, in which case such representation or warranty shall be true and correct in all material respects on such date and (B) to the best knowledge of such chief financial officer after reasonable investigation the information contained in the E&Y Report is true and correct in all material respects as of the Effective Date.


The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) and, in the event such conditions are not so satisfied or waived, the Original Credit Agreement shall remain in effect without giving effect to any amendments thereto contemplated hereby.

          SECTION 4.02.  Each Credit Event. The obligation of each Lender to
                         -----------------
make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

          (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable except to the extent a representation or warranty relates to a specific earlier date, in which case such representation or warranty shall be true and correct in all material respects on such date.

          (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section.


                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders and the Issuing Bank that:

          SECTION 5.01.  Financial Statements and Other Information. The
                         ------------------------------------------
Borrower will furnish to the Administrative Agent and each Lender:

          (a) within 90 days after the end of each fiscal year of the Borrower, its audited consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) within 30 days after the end of each of the first two fiscal months of each fiscal quarter of the Borrower, its (i) summary balance sheet and related statement of income as of the end of and for such fiscal month and the then elapsed portion of the fiscal year and (ii) summary statement of cash flows for the then elapsed portion of the fiscal year;

          (d) concurrently with any delivery of financial statements under clause (a), (b) or (c) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto,

     (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.12, 6.13, 6.14, 6.15 and 6.16 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's audited financial statements referred to in
     Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (e) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (f) at least 30 days prior to the commencement of each fiscal year thereafter, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

          (g) not later than August 31, 2002, a Capital Expenditures Plan for the Borrower's fiscal year ending October 31, 2003, which Capital Expenditures Plan shall be (x) no less detailed than the Capital Expenditure Plan for the Borrower's fiscal year ending October 31, 2002, and (y) otherwise shall be in form and substance reasonably satisfactory to the Lenders;

          (h) within 5 days after the end of each fiscal month of the Borrower, a report setting forth the cash flow projections for the Borrower and the Subsidiaries for the 13 week period following the date of such report;

          (i) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be; and

          (j) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.


          SECTION 5.02.  Notices of Material Events. The Borrower will furnish
                         --------------------------
to the Administrative Agent and each Lender prompt written notice of the following:

          (a)  the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding $5,000,000; and

          (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03.  Information Regarding Collateral. (a) The Borrower will
                         --------------------------------
furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral for the benefit of the Secured Parties. The Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

          (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer and the chief legal officer of the Borrower (i) setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Security Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

          SECTION 5.04.  Existence; Conduct of Business. The Borrower will, and
                         ------------------------------
will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew or replace and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, provided that the foregoing shall not
          --------
prohibit any merger, consolidation, liquidation or dissolution permitted under
Section 6.03.

          SECTION 5.05.  Payment of Obligations. The Borrower will, and will
                         ----------------------
cause each of the Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.06.  Maintenance of Properties. The Borrower will, and will
                         --------------------------
cause each of the Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          SECTION 5.07.  Insurance. The Borrower will, and will cause each of
                         ---------
the Subsidiaries to, maintain insurance with respect to its material properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons. Such insurance shall be maintained with financially sound and reputable insurers, except that a portion of such insurance program (not to exceed that which is customary in the case of companies engaged in the same or similar business or having similar properties similarly situated) may be effected through self-insurance, provided adequate reserves therefor, in accordance with GAAP, are maintained. All insurance policies or certificates (or certified copies thereof) with respect to such insurance (A) shall be endorsed to the Collateral Agent's reasonable satisfaction for the benefit of the Lenders (including, without limitation, by naming the Collateral Agent as loss payee or additional insured, as appropriate); and (B) shall state that such insurance policy shall not be canceled or revised without thirty days' prior written notice thereof by the insurer to the Administrative Agent and (iii) furnish to the Administrative Agent, on the Closing Date and on the date of delivery of each annual financial statement, full information as to the insurance carried. At any time that insurance at levels described in Schedule 3.13 is not being maintained by or on behalf of the Borrower or any of the Subsidiaries, the Borrower will notify the Lenders in writing within two Business Days thereof and, if thereafter notified by the Administrative Agent or the Required Lenders to do so, the Borrower or any such Subsidiary, as the case may be, shall obtain insurance at such levels at least equal to those set forth on Schedule 3.13, provided that such insurance can be obtained at commercially reasonable rates.
--------

          SECTION 5.08.  Casualty and Condemnation. The Borrower (a) will
                         -------------------------
furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the net proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of the Security Documents.

          SECTION 5.09.  Books and Records; Inspection and Audit Rights. The
                         ----------------------------------------------
Borrower will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

          SECTION 5.10.  Compliance with Laws. The Borrower will, and will cause
                         --------------------
each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.11.  Use of Proceeds and Letters of Credit. (a) The proceeds
                         -------------------------------------
of Loans will be used by the Borrower (i) if and when the Dickson Acquisition is consummated, to pay the Dickson Purchase Price, (ii) on the Closing Date to repay the Existing Credit Agreement Indebtedness and (iii) to pay fees and expenses of the Borrower or any Subsidiary. The balance of Loans not used as described above will be used by the Borrower for general corporate purposes.

          (b) Letters of Credit will be used by the Borrower for ordinary course purposes.

          (c) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

          SECTION 5.12.  Additional Subsidiaries. If any additional wholly owned
                         -----------------------
Subsidiary is formed or acquired or if any non-wholly owned Subsidiary or Joint Venture that is not a Subsidiary Loan Party becomes a wholly owned Subsidiary after the Closing Date, the Borrower will, within three Business Days after such Subsidiary is formed or acquired or such non-wholly owned Subsidiary or Joint Venture becomes a wholly owned Subsidiary, notify the Administrative Agent and the Lenders thereof and cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

          SECTION 5.13.  Further Assurances. (a) The Borrower will, and will
                         ------------------
cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable law, or that the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. The Borrower also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

          (b) If any material assets are acquired by the Borrower or any Subsidiary Loan Party after the Closing Date (other than (i) real property and
(ii) assets constituting

Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

          (c) Within 90 days following the Closing Date, the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02, together with such endorsements, coinsurance and reinsurance as the Administrative Agent or the Required Lenders may reasonably request, and (iii) such abstracts, appraisals, legal opinions and other documents as the Administrative Agent or the Required Lenders may reasonably request with respect to any such Mortgage or Mortgaged Property.

          SECTION 5.14.  Collateral Field Examination. The Borrower shall
                         ----------------------------
cooperate with and provide assistance to the Administrative Agent in its performance of a collateral field examination with respect to the Borrower and the Subsidiaries (including an examination of accounts receivable, inventory, cash, accounting policies and procedures and such other aspects of the operations, business affairs and financial condition of the Borrower or any Subsidiary as the Administrative Agent may reasonably request). No later than five days after written demand therefore, the Borrower shall pay all reasonable costs and out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with such collateral field examination.

          SECTION 5.15.  Additional Cash Funding. Prior to the expiration of the
                         -----------------------
Funding Period, the Borrower will (a) issue the ACF Notes for gross cash proceeds of $460,000, (b) consummate the Specified Lines Sale and (c) enter into the Manufacturing Supply Agreement.

          SECTION 5.16.  Additional Capital Expenditures. Following the delivery
                         -------------------------------
of the Capital Expenditure Plan for the Borrower's fiscal year ending October 31, 2003, as provided in Section 5.01(g), the Borrower shall negotiate in good faith with the Administrative Agent to determine the amount of permitted Capital Expenditures for the Borrower's fiscal year ending October 31, 2003, which levels shall be (x) calculated using a methodology substantially similar to the methodology used to determine the amounts of permitted Capital Expenditures described in Section 6.16(b), (y) reasonably acceptable to the Required Lenders and (z) approved by the Borrower and the Required Lenders not more than 30 days after the delivery of such Capital Expenditure Plan.

          SECTION 5.17.  Deposit Accounts and Lockboxes; Security Agreement. The
                         --------------------------------------------------
Borrower and the Subsidiaries shall either (i) maintain all deposit accounts and lockboxes with the Administrative Agent or a Lender or (ii) within 10 Business Days of the Effective Date (A) modify the Security Agreement in a manner reasonably acceptable to the Required Lenders to (x) establish a lockbox system customary for transactions of this type and (y) create a security interest in all deposit accounts or lockboxes not maintained with the Administrative Agent or a Lender, and (B) execute a blocked account agreement with respect to any such deposit account or lockbox. Notwithstanding the foregoing, the Borrower may maintain deposit accounts in (i) Mexico for use in connection with its operations in Mexico, provided that the balance in such account does not exceed $350,000 at any time,
--------
and (ii) Grand Cayman in connection with the operation of its commission foreign sales corporation, provided that the balance in such account does not exceed
                   --------
$350,000 at any time.


                                  ARTICLE VI

                              Negative Covenants
                              ------------------

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders and the Issuing Bank that:

          SECTION 6.01.  Indebtedness: Certain Equity Securities. The Borrower
                         ---------------------------------------
will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

          (a)  Indebtedness created under the Loan Documents;

          (b)  the Subordinated Debt;

          (c)  Indebtedness existing on the Closing Date and set forth in
     Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof;

          (d) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary, provided that
                                                         --------
     Indebtedness permitted by this clause shall be subject to Section 6.04;

          (e) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary, provided that Guarantees permitted by this clause shall be subject to
     --------
     Section 6.04;

          (f) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, provided that
                                                                 --------
     such Indebtedness is (x) incurred as part of any Capital Expenditure identified on the Capital Expenditure Plan for the Borrower's fiscal year ending on October 31, 2002 and (y) prior to or within 90 days after such acquisition or the completion of such construction or improvement, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided further that the
                                                      -------- -------
     aggregate principal amount of Indebtedness permitted by this clause (f) shall not at any time outstanding exceed $20,000,000;

          (g)  Hedging Agreements permitted under Section 6.07;

          (h) other unsecured Indebtedness in an aggregate principal amount not exceeding $10,000,000 at any time outstanding, provided that the aggregate
                                                    --------
     principal amount of Indebtedness of the Subsidiaries permitted by this clause (h) shall not exceed $5,000,000 at any time outstanding;

          (i)  Indebtedness evidenced by the ACF Notes; and

          (j)  Specified Government Financings.

          SECTION 6.02.  Liens. The Borrower will not, and will not permit any
                         -----
Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof except:

          (a)  Liens created under the Loan Documents;

          (b)  Permitted Encumbrances;

          (c) any Lien on any property or asset of the Borrower or any Subsidiary existing on the Closing Date and set forth in Schedule 6.02, provided that (i) such Lien shall not apply to any other property or asset
     --------
     of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations that it secures on the Closing Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

          (d) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the Closing Date prior to the time such Person becomes a Subsidiary, provided that (A)
                                                              --------
     such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (C) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

          (e) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary, provided that (A) such security
                                                 --------
     interests secure Indebtedness permitted by Section 6.01(f), (B) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary;

          (f) Liens on any property or asset of VCS Properties LLC (Valley City Steel Company) created in connection with the Specified Asset Sale of such entity, provided that the aggregate amount of Indebtedness secured by such
             --------
     Lien shall not exceed $10,000,000; and

          (g) Liens on any property or assets of the Borrower or any Subsidiary, provided that (i) such security interests secure Indebtedness
                 --------
     permitted by Section 6.01 (j) and (ii) the Indebtedness secured thereby does not exceed the fair value of such property or assets as of the date of the incurrence of such Indebtedness.

          SECTION 6.03. Fundamental Changes. (a) The Borrower will not, and will
                        --------------------
not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary and (if any party to such merger is a Subsidiary Loan Party) is a Subsidiary Loan Party and (iii) any Subsidiary (other than a Subsidiary Loan Party) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders, provided that any such merger involving a Person that is not a wholly
         --------
owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Sections 6.04 and 6.09.

          (b) The Borrower will not, and will not permit any of the Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower on the date of execution of this Agreement and businesses reasonably related thereto.

          SECTION 6.04. Investments, Loans, Advances, Guarantees and
                        --------------------------------------------
Acquisitions. The Borrower will not, and will not permit any of the Subsidiaries
-------------
to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (a) Permitted Investments in an amount not to exceed (i) prior to the date that is 60 days after the Effective Date, $6,000,000 at any time outstanding and (ii) thereafter, $5,000,000 at any time outstanding; provided that, in each case, such Permitted Investments are made with or
     --------
     held by a Lender;

          (b)  investments existing on the Effective Date and set forth on
     Schedule 6.04.

          (c) investments by the Borrower and the Subsidiaries in Equity Interests in their respective wholly owned Subsidiaries that are Loan Parties immediately prior to such investment;

          (d) loans or advances made by the Borrower to any wholly owned Subsidiary that is a Loan Party and made by any such Subsidiary to the Borrower or any wholly owned Subsidiary that is a Loan Party;

          (e) Guarantees constituting Indebtedness permitted by Section 6.01, provided that no Subsidiary shall Guarantee the Subordinated Debt unless
     --------
     (A) such Subsidiary also has Guaranteed the Obligations pursuant to the applicable Guarantee Agreement, (B) such Guarantee of the Subordinated Debt is subordinated to such Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of the Subordinated Debt and (C) such Guarantee of the Subordinated Debt provides for the release and termination thereof, without action by any party, upon the sale (including through merger or consolidation) of the Equity Interests, or all or substantially all the assets, of the Loan Party granting such Guarantee if such sale is made in compliance with the terms of the Subordinated Debt Documents;

          (f)  investments constituting Capital Expenditures permitted by
     Section 6.16; provided that investments permitted by this clause (i) to
                   --------
     Foreign Subsidiaries or investments otherwise made in countries other than the United States shall be permitted only if (x) such investment is to a Canadian Foreign Subsidiary or is otherwise made in Canada in an aggregate amount, on a cumulative basis, subsequent to the Closing Date, not exceeding $35,000,000 or (y) such investment is to a Mexican Foreign Subsidiary or is otherwise made in Mexico in an aggregate amount, on a cumulative basis, subsequent to the Closing Date, not exceeding $30,000,000; and

          (g)  Hedging Agreements permitted under Section 6.07.

          SECTION 6.05. Asset Sales. The Borrower will not, and will not permit
                        ------------
any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the Borrower permit any of the Subsidiaries to issue any additional Equity Interest in such Subsidiary, except:

          (a) sales of inventory, used or surplus equipment and Permitted Investments in the ordinary course of business;

          (b) sales, transfers and dispositions to the Borrower or a Subsidiary, provided that any such sales, transfers or dispositions
                 --------
     involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09;

          (c)  Specified Asset Sales, provided that (i) the Borrower shall
                                      --------
     reduce the Commitments in accordance with Section 2.08 by the Specified Asset Sale Amount and (ii) if after giving effect to any reduction in Commitments pursuant to clause (i) hereof, the sum of the Exposures would exceed the total Commitments, the Borrower shall prepay Loans in accordance with Section 2.10 in an amount equal to such excess. Notwithstanding the foregoing, (a) in connection with the Specified Asset Sales of VCS Properties LLC (Valley City Steel Company) and

     Greenheld Die & Manufacturing Corp. (Tooling Division) the reduction in Commitments shall not exceed an aggregate amount of $10,000,000 in respect of such Specified Asset Sales (the "Initial Reduction") and (b) in addition to the Initial Reduction, the Borrower shall reduce the Commitments by an additional $15,000,000 (or, if the aggregate Specified Asset Sale Amount in connection with the Specified Asset Sales of VCS Properties LLC (Valley City Steel Company) and Greenfield Die & Manufacturing Corp. (Tooling Division) does not equal or exceed $25,000,000, the amount by which such Specified Asset Sale Amount exceeds $10,000,000) at or prior to April
     15, 2002;

          (d) sales, transfers and other dispositions of assets that are not permitted by any other clause of this Section, provided that the aggregate
                                                    --------
     fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (d) shall not exceed $10,000,000 (less the fair market value of any assets sold pursuant to Section 6.06(a)) since the Closing Date;

          (e) sales, transfers and other dispositions of assets that are not permitted by any other clause of this Section, provided that (i) the
                                                    --------
     aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (e) shall not exceed $50,000,000 (less the fair market value of any assets sold pursuant to Section 6.06(b)) during the term of this Agreement, (ii) the Borrower shall reduce the Commitments in accordance with Section 2.08 by an amount equal to the aggregate amount of consideration received in respect of such sale, transfer or other disposition of assets and (iii) if after giving effect to any reduction in Commitments pursuant to clause (ii) hereof, the sum of the Exposures would exceed the total Commitments, the Borrower shall prepay Loans in accordance with Section 2.10 in an amount equal to such excess;

          (f) any sale and leaseback transaction permitted by Section 6.06 may be effected; and

          (g)  the Specified Lines Sale;

provided that all sales, transfers, leases and other dispositions permitted
--------
hereby (other than those permitted by clause (b) above) shall be made for fair value and at least a sufficient portion of the purchase price thereof is in cash to permit the prepayment of Loans pursuant to Section 2.10 to the extent such sale, transfer, lease or other disposition constitutes a Prepayment Event.

          SECTION 6.06. Sale and Leaseback Transactions. The Borrower will not,
                        --------------------------------
and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafier acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 90 days after the Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset, provided that such transactions shall be permitted if:
       --------

          (a) the aggregate consideration received by the Borrower and the Subsidiaries pursuant to sales and transfers effected pursuant to this clause (a) shall not exceed $10,000,000 (less the fair market value of any assets sold pursuant to Section 6.05(d));

          (b) to the extent not permitted by clause (a) above, (i) the aggregate consideration received by the Borrower and the Subsidiaries pursuant to sales and transfers effected pursuant to this clause (b) shall not exceed $50,000,000 (less the fair market value of assets sold pursuant to Section 6.05(e)), (ii) the Borrower shall reduce the Commitments in accordance with Section 2.08 by an amount equal to the aggregate consideration received in respect of such sale or transfer effected pursuant to this clause (b) and (iii) if after giving effect to any reduction in Commitments pursuant to clause (ii) hereof, the sum of the Exposures would exceed the total Commitments, the Borrower shall prepay Loans in accordance with Section 2.10 in an amount equal to such excess; and

          (c) such transactions are part of Capital Expenditures identified on the Capital Expenditure Plan for the Borrower's fiscal year ending October 31, 2002, provided that the aggregate consideration received by the Borrower and the Subsidiaries pursuant to sales and transfers effected pursuant to this clause (c) shall not exceed $20,000,000 in the aggregate;

provided further that if any sale or transfer of property permitted above
-------- -------
constitutes a Prepayment Event, then the Borrower or the applicable Subsidiary shall apply the Net Proceeds therefrom to the prepayment of Loans as required under Section 2.10.

          SECTION 6.07. Hedging Agreements. The Borrower will not, and will not
                        -------------------
permit any of the Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities. Solely for the avoidance of doubt, the Borrower acknowledges that a Hedging Agreement entered into for speculative purposes or of a speculative nature (which shall be deemed to include any Hedging Agreement under which the Borrower or any of the Subsidiaries is or may become obligated to make any payment (a) in connection with the purchase by any third party of any capital stock or any Indebtedness or
(b) as a result of changes in the market value of any capital stock or any Indebtedness) is not a Hedging Agreement entered into in the ordinary course of business to hedge or mitigate risks.

          SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness.
                        ------------------------------------------------------
(a) The Borrower will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their capital stock and (iii) the Borrower may make Restricted Payments, not exceeding $l,000,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and the Subsidiaries.

          (b) The Borrower will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except:

          (i)    payment of Indebtedness created under the Loan Documents;

          (ii) payment of regularly scheduled interest (including any additional interest arising pursuant to any registration rights agreement related thereto) and principal payments as and when due in respect of any Indebtedness other than payments in respect of the Subordinated Debt prohibited by the subordination provisions thereof;

          (iii) refinancings of Indebtedness to the extent permitted by Section 6.01; and

          (iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness (including the purchase of any asset subject to a capital lease obligation pursuant to a purchase option) permitted by this Agreement.

          SECTION 6.09. Transactions with Affiiates. The Borrower will not, and
                        ----------------------------
will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Borrower and the Subsidiary Loan Parties not involving any other Affiliate and (c) any Restricted Payment permitted by Section 6.08.

          SECTION 6.10. Restrictive Agreements. The Borrower will not, and will
                        -----------------------
permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary, provided that (i) the foregoing shall not apply to
                      --------
restrictions and conditions imposed by law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the Closing Date identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder,
(iv) clause (a) of the foregoing shall not apply to (x) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (y) the Subordinated Debt Document and
(v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

          SECTION 6.11. Amendment of Material Documents. The Borrower will not,
                        --------------------------------
and will not permit any Subsidiary to, amend, modify or waive any of its rights under (a) any Subordinated Debt Document, (b) its certificate of incorporation, by-laws or other organizational documents (c) the purchase agreement relating to the Specified Lines Sale and the Manufacturing Supply Agreement or (d) its material agreements, in each case in such a manner that could reasonably be expected to be adverse to the Lenders or otherwise result in a Material Adverse Effect.

          SECTION 6.12. Minimum Consolidated EBITDA. The Borrower will not
                        ----------------------------
permit Consolidated EBITDA in respect of any period set forth below to be less than the amount set forth opposite such period:

--------------------------------------------------------------------------------
 Period                                                      Amount
 ------                                                      ------
--------------------------------------------------------------------------------
 Month Ending on November 30, 2001                        $    842,000
--------------------------------------------------------------------------------
  2 Months Ending on December 31, 2001                    $   (415,000)
--------------------------------------------------------------------------------
  3 Months Ending on January 31, 2002                     $    818,000
--------------------------------------------------------------------------------
  4 Months Ending on Febraury 28, 2002                    $  1,852,000
--------------------------------------------------------------------------------
  5 Months Ending on March 31, 2002                       $  3,220,000
--------------------------------------------------------------------------------
  6 Months Ending on April 30, 2002                       $  5,468,000
--------------------------------------------------------------------------------
  7 Months Ending on May 31, 2002                         $  8,840,000
--------------------------------------------------------------------------------
  8 Months Ending on June 30, 2002                        $ 11,919,000
--------------------------------------------------------------------------------
  9 Months Ending on July 31, 2002                        $ 11,622,000
--------------------------------------------------------------------------------
 10 Months Ending on August 31, 2002                      $ 15,395,000
--------------------------------------------------------------------------------
 11 Months Ending on September 30, 2002                   $ 19,335,000
--------------------------------------------------------------------------------
 12 Months Ending on October 31, 2002                     $ 24,261,000
--------------------------------------------------------------------------------
 12 Months Ending on November 30, 2002                    $ 26,862,000
--------------------------------------------------------------------------------
 12 Months Ending on December 31, 2002                    $ 28,698,000
--------------------------------------------------------------------------------
 12 Months Ending on January 31, 2003                     $ 31,412,000
--------------------------------------------------------------------------------
 12 Months Ending on February 28, 2003                    $ 33,976,000
--------------------------------------------------------------------------------
 12 Months Ending on March 31, 2003                       $ 36,909,000
--------------------------------------------------------------------------------
 12 Months Ending on April 30, 2003                       $ 38,841,000
--------------------------------------------------------------------------------
 12 Months Ending on May 31, 2003                         $ 39,348,000
--------------------------------------------------------------------------------
 12 Months Ending on June 30, 2003                        $ 41,153,000
--------------------------------------------------------------------------------
 12 Months Ending on July 31, 2003                        $ 42,472,000
--------------------------------------------------------------------------------
 12 Months Ending on August 31, 2003                      $ 42,915,000
--------------------------------------------------------------------------------
 12 Months Ending on September 30, 2003                   $ 44,064,000
--------------------------------------------------------------------------------
 12 Months Ending on October 31, 2003                     $ 44,725,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


          SECTION 6.13. Minimum Coverage Ratio. The Borrower will not permit the
                        -----------------------
Minimum Coverage Ratio for any fiscal quarter ending during any period set forth below to be less than the ratio set forth opposite such period:

                     Period                                Ratio
                     ------                                -----

     November 1, 2002, to January 31,2003               1.60 to 1.00

     February 1, 2003 to April 30, 2003                 2.45 to 1.00

     May 1, 2003 to July 31, 2003                       1.90 to 1.00

     August 1, 2003 to October 31, 2003                 3.15 to 1.00

     Thereafter                                         3.50 to 1.00


          SECTION 6.14. Senior Leverage Ratio. The Borrower will not permit the
                        ----------------------
Senior Leverage Ratio as of any day during any period set forth below to exceed the ratio set forth opposite such period:

                     Period                                Ratio
                     ------                                -----

     November 1, 2002, to January 31, 2003              9.00 to 1.00

     February 1, 2003 to April 30, 2003                 7.25 to 1.00

     May 1, 2003 to July 31, 2003                       6.50 to 1.00

     August 1, 2003 to October 31, 2003                 6.00 to 1.00

     Thereafter                                         3.00 to 1.00


          SECTION 6.15. Consolidated Tangible Net Worth. The Borrower will not
                        --------------------------------
permit the Consolidated Tangible Net Worth as of any day during any period set forth below to be less than the amount set forth opposite such period:

                     Period                                Amount
                     ------                                ------

     August 1, 2001 to October 31, 2001                  $ 125,000,000

     November 1, 2001 to January 31, 2002                $ 117,000,000

     February 1, 2002 to April 30, 2002                  $ 112,000,000

     May 1, 2002 to July 31, 2002                        $ 108,000,000

     August 1, 2002 to October 31, 2002                  $ 110,000,000

     November 1, 2002 to January 31, 2003                $ 109,000,000

     February 1, 2003 to April 30, 2003                  $ 111,000,000

     May 1, 2003 to July 31, 2003                        $ 110,000,000
================================================================================

                     Period                                Amount
                     ------                                ------
     August 1, 2003 to October 31, 2003                 $ 113,000,000

In addition, the Borrower will not permit the Consolidated Tangible Net Worth as of any day after October 31, 2003, to be less than the sum of $113,000,000 plus 50% of Consolidated Net Income (if positive) for the period (taken as a single accounting period) from November 1, 2003, and ending on the last day of the quarter as to which compliance with this Section 6.15 is being determined.

          SECTION 6.16. Capital Expenditures.
                        ---------------------

          (a) Subject to Sections 6.16(b) and 6.16(c), the Borrower will not make, and will not permit any Subsidiary to make, any Capital Expenditures in respect of any fiscal year other than Capital Expenditures identified in the Capital Expenditures Plan for such fiscal year, provided, however, that
                                                         --------  -------
     the Borrower may reallocate an amount not to exceed 10% of the aggregate amount of Capital Expenditures identified in the Capital Expenditures Plan for such fiscal year to (i) projects in lines of business that (x) are similar to the Borrower's and the Subsidiaries' lines of business on the Effective Date and (y) have similar expected returns on investment capital as the line of business in which such Capital Expenditure was to be made and (ii) maintenance capital expenditures, in each case upon the delivery to the Administrative Agent of a certificate of the Borrower's Chief Financial Officer certifying the foregoing not less than ten days prior to such reallocation.

          (b) Notwithstanding Section 6.16(a), the Borrower will not permit the aggregate amount of Capital Expenditures in respect of any period ending on a date set forth below to exceed the amount set forth in the table below opposite such period:

--------------------------------------------------------------------------------
 Period                                                      Amount
 ------                                                      ------
--------------------------------------------------------------------------------
 Month Ending on November 30, 2001                        $  4,000,000
--------------------------------------------------------------------------------
  2 Months Ending on December 31, 2001                    $  6,750,000
--------------------------------------------------------------------------------
  3 Months Ending on January 31, 2002                     $  9,250,000
--------------------------------------------------------------------------------
  4 Months Ending on Febraury 28, 2002                    $ 13,500,000
--------------------------------------------------------------------------------
  5 Months Ending on March 31, 2002                       $ 14,750,000
--------------------------------------------------------------------------------
  6 Months Ending on April 30, 2002                       $ 16,000,000
--------------------------------------------------------------------------------
  7 Months Ending on May 31, 2002                         $ 18,200,000
--------------------------------------------------------------------------------
  8 Months Ending on June 30, 2002                        $ 20,000,000
--------------------------------------------------------------------------------
  9 Months Ending on July 31, 2002                        $ 22,400,000
--------------------------------------------------------------------------------
 10 Months Ending on August 31, 2002                      $ 25,700,000
--------------------------------------------------------------------------------
 11 Months Ending on September 30, 2002                   $ 27,500,000
--------------------------------------------------------------------------------
 12 Months Ending on October 31, 2002                     $ 29,100,000
--------------------------------------------------------------------------------

          (c) Notwithstanding Section 6.16(a), the Borrower will not make, and will not permit any Subsidiary to make, any Capital Expenditures after October 31, 2002, other than as determined in accordance with Section 5.16.

          SECTION 6.17.  Designated Senior Indebtedness. The Borrower shall not
                         ------------------------------
designate any Indebtedness (other than Indebtedness under the Loan Documents) as "Designated Senior Indebtedness" for purposes of and as defined in the Subordinated Debt Documents.

                                  ARTICLE VII

                               Events of Default
                               -----------------

          If any of the following events ("Events of Default") shall occur:
                                           -----------------

          (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fix for prepayment thereof or otherwise;

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

          (c) any representation or warranty that is qualified as to materiality and made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect when made or deemed made or any such representation or warranty that is not qualified as to materiality shall prove to have been incorrect in any material respect when made or deemed made;

          (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of the Borrower), 5.11, 5.14, 5.15 or 5.17 or in Article VI;

          (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

          (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

          (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness (or any portion of the principal amount thereof) or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof (or any portion of the principal amount thereof), or to require any offer to be made to prepay, repurchase, redeem or defease any Material Indebtedness or any portion of the principal amount thereof) prior to its scheduled maturity, provided that this clause (g) shall not apply to
                                --------
     secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

          (l) an ERISA Event shall have occurred that, in the reasonable opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding (i) $2,500,000 in any year or (ii) $5,000,000 for all periods;

          (m) (i) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral having a value in excess of $250,000, with the priority required by the applicable Security Document, except as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) the Obligations of the Borrower or any Subsidiary pursuant to a Guarantee Agreement, shall cease to, or shall be asserted not to be, senior indebtedness under the subordination provisions of any document or instrument evidencing any permitted subordinated Indebtedness or such subordination provisions shall be invalidated or otherwise cease to be, or shall be asserted not to be, legal, valid and binding obligations of the parties thereto, enforceable in accordance with their terms; or

          (n)  a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                 ARTICLE VIII

                           The Administrative Agent
                           ------------------------

          Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. For purposes of this
Article VIII and for the purposes of Article IX, all references to the Administrative Agent are deemed to include the Collateral Agent.

          The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or any Affiliate thereof as if it were not the Administrative Agent hereunder.

          The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Administrative Agent may perform any of and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

          Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent that shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

          The Lenders identified in this Agreement as the Documentation Agent and the Syndication Agent shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders. Without limiting the foregoing, neither the Documentation Agent nor the Syndication Agent shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to the Documentation Agent and the Syndication Agent as it makes with respect to the Administrative Agent or any other Lender in this Article VIII.

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.01.  Notices. Except in the case of notices and other
                         -------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower, to it at 5389 West 130 St., Cleveland, Ohio 44130, Attention of Stephen E. Graham (Telecopy No. (216) 265-4244), with a copy to Wegman, Hessler & Vanderburg at 6055 Rockside Woods Boulevard, Suite 200, Cleveland, Ohio 44131, Attention of Steven E. Pryatel (Telecopy No. (216) 642-8826)

          (b) if to the Administrative Agent, to JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Jesus Sang (Telecopy No. (212) 552-5650), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of Julie Long (Telecopy No. (212) 270-5127);

          (c) if to the Issuing Bank, to JPMorgan Chase Bank USA, N.A., Letter of Credit Department; 8th Floor, 1201 Market Street, Wilmington, Delaware 19801, Attention of Mike Handago (Telecopy No. (302) 428-3390);

          (d) if to the Swingline Lender, to JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Jesus Sang (Telecopy No. (212) 552-5650); and

          (e) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02.  Waivers; Amendments. (a) No failure or delay by the
                         -------------------
Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

          (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders, provided
                                                                        --------
that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby,
(iii) postpone the maturity of any Loan, or the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) increase the aggregate amount of the Lenders Commitments or incur any Indebtedness that is secured by a Lien on any assets or property subject to the Security Documents, in each case without the written consent of Lenders having Exposures and unused Commitments representing at least 66 2/3% of the sum of the total Exposures and unused Commitments at such time, (vi) change any of the provisions of this Section or the percentage set forth in the definition of the term "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders or Lenders of any Class required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (vii) release any material Subsidiary Loan Party from its Guarantee under the Guarantee Agreement, or limit its liability in respect of such Guarantee, without the written consent of each Lender or
(viii) release a substantial portion of the Collateral from the Liens of the Security Documents, without the written consent of each Lender (except as expressly provided in such Security Documents); provided, further that (A) no
                                                -----------------
such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be.

          SECTION 9.03.  Expenses; Indemnity; Damage Waiver. (a) The Borrower
                         ----------------------------------
shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Syndication Agent, the Documentation Agent and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, the Syndication Agent and the Documentation Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

          (b) The Borrower shall indemnify the Administrative Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and
           ----------
all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence, Release or threatened Release of Hazardous Materials on or from any Mortgaged Property or any other property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as
                                    --------
 to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank or the Swingline Lender under paragraph
 (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the
                                                        --------
 unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Exposures and unused Commitments at the time.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof. In addition, no Indemnitee shall be liable for any damages arising from the use by others of information or other materials obtained through electronic, telecommunications or other information transmission systems.

          (e) All amounts due under this Section shall be payable not later than five days after written demand therefor.

          SECTION 9.04. Successors and Assigns. (a) The provisions of this
                        ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing

 Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), provided that (i)
                                                           --------
 except in the case of an assignment to a Lender or Lender Affiliate, each of the Borrower, the Administrative Agent, the Issuing Bank and the Swingline Lender must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or Lender Affiliate or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided
                                                                  --------
 further that any consent of the Borrower otherwise required under this
 -------
 paragraph shall not be required if a Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in
                                                      --------
 the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
 (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Any Lender may, without the consent of the Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all
                                                           -----------
 or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it), provided that (i) such Lender's obligations under this Agreement shall remain
 --------
 unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such
                                                             -------
 Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, provided that such agreement or instrument may provide that such Lender will
 --------
 not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17(c) as though it were a Lender.

          (f) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with
 Section 2.16(e) as though it were a Lender.

          (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment
                                    --------
 of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          (h) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an
            ---------------
 "SPV"), identified as such in writing from time to time by the Granting Lender
  ---
 to the

 Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement, provided that (i)
                                                               --------
 nothing herein shall constitute a commitment by any SPV to make any Loan and
 (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary in this Section 9.04, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. As this Section 9.04(h) applies to any particular SPV, this Section may not be amended without the written consent of such SPV.

          SECTION 9.05.  Survival. All covenants, agreements, representations
                         --------
 and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof

          SECTION 9.06.  Counterparts; Integration; Effectiveness. This
                         -----------------------------------------
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, the commitment letter and fee letter heretofore entered into with the Administrative Agent relating to the facilities contemplated by this Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.07.  Severability. Any provision of this Agreement held to
                         -------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08.  Right of Setoff. If an Event of Default shall have
                         ----------------
occurred and be continuing each Lender and each of its Affiliates is hereby authorized at any time and from time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.09.  GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF
                         --------------------------------------------------
PROCESS. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED
--------
BY THE LAW OF THE STATE OF NEW YORK,


          (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or their properties in the courts of any jurisdiction.

          (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10.  WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES,
                         ---------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11.  Headings. Article and Section headings and the Table of
                         ---------
Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12.  Confidentiality. Each of the Administrative Agent, the
                         ----------------
Syndication Agent, the Documentation Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, the term "Information" means all information received from the Borrower relating to the
 -----------
Borrower or its businesses, other than any such information that is available to the Administrative Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower, provided that, in the case of information received from the Borrower
          --------
after the Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 9.13.  Interest Rate Limitation. Notwithstanding anything
                         -------------------------
herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the
                                                     -------
maximum lawful rate (the "Maximum Rate") that may be contracted for, charged,
                          ------------
taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

          SECTION 9.14.  Effectiveness of the Amendment and Restatement;
                         ----------------------------------------------
Original Credit Agreement. This Agreement shall become effective on the
-------------------------
Effective Date, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Until this Agreement becomes effective, the Original Credit Agreement shall remain in full force and effect and shall not be affected hereby. After the Effective Date, all obligations of the Borrower under the Original Credit Agreement shall become obligations of the Borrower hereunder, secured by the Liens granted under the Security Documents, and the provisions of the Original Credit Agreement shall be superseded by the provisions hereof. Except as otherwise expressly stated hereunder, the term of this Agreement is for all purposes deemed to have commenced on the Effective Date.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                               SHILOH INDUSTRIES, INC.,

                                                by /s/ Stephen E. Graham
                                                  ------------------------
                                                  Name: Stephen E. Graham
                                                  Title: Chief Financial Officer


                                             JPMORGAN CHASE BANK, individually
                                             and as Administrative Agent and
                                             Collateral Agent,

                                                by /s/ Julie S. Long
                                                  --------------------------
                                                  Name: Julie S. Long
                                                  Title: Vice President


                                             KEYBANK NATIONAL ASSOCIATION,
                                             individually and as Syndication
                                             Agent,

                                                by /s/ Michael Lugui
                                                  --------------------------
                                                  Name: Michael Lugui
                                                  Title: SVP


                                             BANK ONE, MICHIGAN, individually
                                             and as Documentation Agent,

                                                by
                                                  _________________________
                                                  Name:
                                                  Title:

                                              SIGNATURE PAGE TO AMENDED AND
                                              RESTATED CREDIT AGREEMENT DATED AS
                                              OF February 12, 2002



                                              Bank One, NA
Name of Institution:                          --------------------------------

                                              by: /s/ Joanna W. Anderson
                                                 -----------------------------
                                                 Name:  Joanna W. Anderson
                                                 Title: Officer

                                              SIGNATURE PAGE TO AMENDED AND
                                              RESTATED CREDIT AGREEMENT DATED AS
                                              OF February 12, 2002




Name of Institution:                          Comerica Bank
                                              --------------------------------

                                              by: /s/ Nicholas G. Mester
                                                 -----------------------------
                                                 Name:  Nicholas G. Mester
                                                 Title: Vice President

                                              SIGNATURE PAGE TO AMENDED AND
                                              RESTATED CREDIT AGREEMENT DATED AS
                                              OF February 12, 2002




Name of Institution:                          The Mitsubishi Trust and Banking
                                              Corporation
                                              --------------------------------

                                              by: /s/ Hiroyuki Tsuru
                                                 -----------------------------
                                                 Name:  Hiroyuki Tsuru
                                                 Title: Deputy General Manager

                                              SIGNATURE PAGE TO AMENDED AND
                                              RESTATED CREDIT AGREEMENT DATED AS
                                              OF February 12, 2002




Name of Institution:                          LaSalle Bank National Association
                                              ---------------------------------

                                              by: /s/ Robert M. Walker
                                                 ------------------------------
                                                 Name:  Robert M. Walker
                                                 Title: AVP

                                              SIGNATURE PAGE TO AMENDED AND
                                              RESTATED CREDIT AGREEMENT DATED AS
                                              OF February 12, 2002




Name of Institution:                          The Bank of Nova Scotia
                                              --------------------------------

                                              by: /s/ Daniel A. Costigan
                                                 -----------------------------
                                                 Name:  Daniel A. Costigan
                                                 Title: Director

                                              SIGNATURE PAGE TO AMENDED AND
                                              RESTATED CREDIT AGREEMENT DATED AS
                                              OF February 12, 2002




Name of Institution:                          Sky Bank
                                              --------------------------------

                                              by: /s/ Jerry S. Sutherin
                                                 -----------------------------
                                                 Name:  Jerry S. Sutherin
                                                 Title: V.P. Specialty Lending
                                                        Group

                                              SIGNATURE PAGE TO AMENDED AND
                                              RESTATED CREDIT AGREEMENT DATED AS
                                              OF February 12, 2002




Name of Institution:                          GE Capital CEE, Inc.
                                              --------------------------------

                                              by: /s/ William S. Richardson
                                                 -----------------------------
                                                 Name:  William S. Richardson
                                                 Title: Duly Authorized
                                                        Signatory

                                              SIGNATURE PAGE TO AMENDED AND
                                              RESTATED CREDIT AGREEMENT DATED AS
                                              OF February 12, 2002




Name of Institution:                          U.S. Bank National Association
                                              --------------------------------
                                              f/k/a Firstar Bank National
                                              --------------------------------
                                              Association
                                              --------------------------------

                                              by: /s/ Mark E. Storer
                                                 -----------------------------
                                                 Name:  Mark E. Storer
                                                 Title: Senior Vice President

                                              SIGNATURE PAGE TO AMENDED AND
                                              RESTATED CREDIT AGREEMENT DATED AS
                                              OF February 12, 2002




Name of Institution:                          PNC Bank, N.A.
                                              --------------------------------

                                              by: /s/ Eric L. Moore
                                                 -----------------------------
                                                 Name:  Eric L. Moore
                                                 Title: Vice President

                                              SIGNATURE PAGE TO AMENDED AND
                                              RESTATED CREDIT AGREEMENT DATED AS
                                              OF February 12, 2002




Name of Institution:                          National City Bank
                                              --------------------------------

                                              by: /s/ Robert S. Coleman
                                                 -----------------------------
                                                 Name:  Robert S. Coleman
                                                 Title: Senior Vice President